UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 20, 2007 (June 14, 2007)

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota	55343
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 14, 2007, Glenn S. Sackett notified KMG America Corporation (the “Company”) of his intention to resign as Vice President, Controller and Principal Accounting Officer of the Company, effective June 29, 2007.

On June 14, 2007, Robert E. Matthews, age 54, was assigned the duties of Principal Accounting Officer of the Company, to be effective June 29, 2007. Since 2003, Mr. Matthews has been Executive Vice President, Chief Financial Officer and Treasurer of Kanawha Insurance Company (“Kanawha”), a wholly-owned subsidiary of the Company. Prior to serving in those capacities, Mr. Matthews was Senior Vice President, Treasurer and Controller of Kanawha from 1998 to 2003. Mr. Matthews also was Principal Accounting Officer of the Company from 2004 to 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KMG AMERICA CORPORATION
(Registrant)

Date: June 20, 2007	By:	/s/ James E. Nelson
James E. Nelson
Senior Vice President, General Counsel & Secretary

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